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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 11, 2005

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 268-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        On March 9, 2005, Adelphia Communications Corporation (the "Company") entered into Amendment No. 3 of Amended and Restated Commitment Letter (the "Commitment Letter Amendment") and Amendment No. 4 of Amended and Restated Fee Letter (the "Fee Letter Amendment" and, together with the Commitment Letter Amendment, the "Exit Commitment Amendments") with JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Credit Suisse First Boston, acting through its Cayman Islands Branch, Citicorp North America, Inc., Citigroup Global Markets Inc., Deutsche Bank AG Cayman Islands Branch and Deutsche Bank Securities Inc. (collectively, the "Exit Lenders"), relating to the Company's $8.8 billion exit financing commitment (the "Exit Financing Commitment"). The Exit Commitment Amendments will not become effective unless and until they are approved by the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). On March 11, 2005, the Company and its affiliated debtors filed a motion with the Bankruptcy Court seeking approval of the Exit Commitment Amendments. A hearing on such motion is currently scheduled for April 8, 2005.

        Pursuant to the terms of the Commitment Letter Amendment, among other things, the commitment of the Exit Lenders in respect of the Exit Financing Commitment will be extended from June 30, 2005 until no later than December 31, 2005, unless the reorganization plan of the Company and its affiliated debtors is confirmed by the Bankruptcy Court on or before December 31, 2005, in which case the Company may request that the expiration date in respect of the commitment of the Exit Lenders be extended for a period of up to 180 days.

        Under the terms of the Exit Financing Commitment (prior to giving effect to the terms of the Exit Commitment Amendments), certain commitment fees accrue with respect to the $5.5 billion commitment of the Exit Lenders in respect of the senior secured credit facilities contemplated thereby (the "Bank Facilities") and the $3.3 billion commitment of the Exit Lenders in respect of the senior unsecured bridge facility contemplated thereby. Under the terms of the Exit Financing Commitment (prior to giving effect to the terms of the Exit Commitment Amendments), such commitment fees will not become payable by the Company until the earlier to occur of (i) the closing date of the exit financing facilities contemplated by the Exit Financing Commitment and (ii) the date that all of the commitments of the Exit Lenders under the Exit Financing Commitment (prior to giving effect to the terms of the Exit Commitment Amendments) are terminated or expire pursuant to the terms thereof. Under the terms of the Fee Letter Amendment, the Company has agreed to pay, on June 30, 2005, the date on which the commitment of the Exit Lenders under the Exit Financing Commitment (prior to giving effect to the terms of the Exit Commitment Amendments) is scheduled to expire, the accrued and unpaid commitment fees in respect of the Bank Facilities and the Bridge Facility (such accrued and unpaid commitment fees in respect of such facilities are estimated to be approximately $53.0 million in the aggregate as of June 30, 2005). From and after June 30, 2005, the commitment fees in respect of the Bank Facilities and the Bridge Facility will continue to accrue on the terms set forth in the Exit Financing Commitment (after giving effect to the terms of the Exit Commitment Amendments).

        The foregoing summary of certain material terms of the Commitment Letter Amendment is qualified in its entirety by reference to the Commitment Letter Amendment, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Amendment No. 3 of Amended and Restated Commitment Letter, dated March 9, 2005, among Adelphia Communications Corporation, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Credit Suisse First Boston, acting through its Cayman Islands Branch, Citicorp North America, Inc., Citigroup Global Markets Inc., Deutsche Bank AG Cayman Islands Branch and Deutsche Bank Securities Inc.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2005	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)
	By:	/s/ VANESSA A. WITTMAN Vanessa A. Wittman Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment No. 3 of Amended and Restated Commitment Letter, dated March 9, 2005, among Adelphia Communications Corporation, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Credit Suisse First Boston, acting through its Cayman Islands Branch, Citicorp North America, Inc., Citigroup Global Markets Inc., Deutsche Bank AG Cayman Islands Branch and Deutsche Bank Securities Inc.

QuickLinks

  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statement and Exhibits.
SIGNATURE
EXHIBIT INDEX